Eclipse Identity Recognition Corporation

Memorandum of Understanding

With

Lightwave SensorTech LLC

March 6, 2012 – FINAL VERSION

EclipseIR

Memorandum of Understanding

Lightwave SensorTech LLC

Memorandum of Understanding

This  Memorandum  of  Understanding  (MOU)  is  effective  as  of  March  6,  2012  between  Eclipse  Identity

Recognition  Corporation_(“EIRC”),  and  Lightwave  SensorTech  LLC  (“LWT”),  are  also  collectively referred to herein as “the Parties” or “the Companies”.

EIRC  and  LWT  as  parties  or  companies  have  outlined  their  understandings  in  what  their  business partnership relationship will entail:

A.   LWT and EIRC have come together to collaborate on the development of a unique proprietary biometric ear recognition technology. The concept and principal of this technology was devised by

LWT, however LWT and EIRC agree to the following collaborations:

1.   Participate in a joint development of a proposal for government funding (National Institute of

Standards and Technology (NIST) - Strategy for Trusted Identities in Cyberspace Pilot Grant

Program (Funding Opportunity Number: 2012-NIST-NSTIC-01) required for development and evaluation of this technology; and

2.   Collaborate efforts on a parallel development of industrial and commercial applications of this technology, including evaluating and determining other funding opportunities required for the development and commercialization of the technology. Such funding opportunities may include government and/or non-government entities.

B.    LWT  shall  lead  the  development  of  the  proposal  to  NIST,  and  will  be  the  prime  contractor  if  the proposal is accepted by NIST with EIRC being a party to this proposal.

C.   LWT  shall  be  responsible  for  providing  the  hardware  and  imaging  and  developing  some  intellectual property (IP) based on the biometric ear recognition technology for this proposal.

D.   EIRC  shall  provide  expertise  with  software  related  to  image  processing  and  image  analysis  on  its

EIRC  facial  recognition  technologies,  including  contributing  to  the  development  of  intellectual property based on the biometric ear recognition technology of this proposal.

E.   A university may be asked to join as a third party in this proposal. In the event a university joins, the university  shall  be  the  basis  for  a  research  facility  for  mathematical  models  and  advance  image processing for this proposal.

F.   The university(s) or any other subcontract entity (its staff, its employees, or any of its affiliates) shall have  no  share,  claim,  interest,  ownership,  or  right  to  any  of  LWT  or  EIRC’s  respective  intellectual property  whether  existing,  developed  or  future  developments,  including  the  intellectual  property  of the biometric ear recognition technology related to this proposal.

___________________________________________________________________________________________________

* Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

EclipseIR

Memorandum of Understanding

Lightwave SensorTech LLC

G.   Only upon receipt of funding (regardless of the funding source for the product development), LWT and ERIC agree to collaborate equally on all stages, involved in engineering, marketing,

commercialization and deployment of this technology. Details including roles and responsibilities shall be determined by the parties at a later time and contingent on the parties receiving the funds for the proposal.

H.   All Intellectual Property related to the biometric ear recognition technology developed during this collaboration (including products based on the initial LWT concept and product which are variations or extensions of the initial concept) shall be owned equally by LWT and EIRC only. Profits resulting from acquisition and/or licensing of this technology shall be shared equally between LWT and EIRC only.

I.    All Intellectual Property developed prior to initiation of this collaboration shall remain the property of the respective party. Any improvements or extensions to each respective party’s own intellectual property shall also remain the property of the respective company.

J.    LWT and EIRC respectively continue to develop its own technology and engage in future product developments that may or may not include this technology. Any improvements to LWT and EIRC’s technology respectively related to this technology that are developed solely under each company’s control and efforts shall remain the intellectual property of the respective company.

K.   Formal agreements covering the operational specifics of this collaboration shall be developed by and between LWT and EIRC immediately upon attaining government or non-government funding. The terms of these agreements shall be in full compliance with terms outlined by this MOU.

L.   Each  party  agrees  to  be  responsible  for  all  its  own  expenses  towards  the  performance  of  this  MOU and any agreements thereafter signed between each of the parties.

M.  Confidential  -  Proprietary  Information:  Non-Disclosure  agreements  have  been  signed  between

LWT  and  EIRC.  All  other  third  parties  shall  sign  non-disclosure  agreements  prior  to  any  disclosure of confidential and proprietary information to them from either LWT or EIRC.

N.   Relationship  of  the  Parties:  The  relationship  of  each  party  by  this  MOU  is  that  of  independent contractors  and  neither  party  has  authority,  apparent  or  otherwise,  to  contract  for  or  on  behalf  of either party, or in any other way legally binds either party in any fashion.

O.   Assignments/Transfers:  Neither  party  may  assign  or  transfer  this  MOU  or  any  of  its  rights  under this MOU or delegate any of its obligations under this MOU without the prior written consent of the other party.

___________________________________________________________________________________________________

* Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

EclipseIR

Memorandum of Understanding

Lightwave SensorTech LLC

P.   Applicable  Law/Jurisdictions:  This  MOU  shall  be  interpreted  and  construed  according  to,  and governed  by,  a  mutually  acceptable  state  agreed  upon  by  the  parties.  The  parties  shall  agree  to mediation  to  take  place  in  a  mutually  acceptable  state.  If  the  parties  are  unable  to  reach  a  resolution of  the  dispute  through  mediation,  then  the  dispute  shall  be  resolved  by  submitting  to  binding

arbitration   under   Rules   of   Procedure   of   the   American   Arbitration   Association   or   any   other

alternative dispute resolution organization that is mutually agreeable to both parties.

Q.   Any  changes,  modifications,  or  amendments  of  this MOU  shall  only  by the  mutual  agreement  of the parties.  No  changes,  modifications,  or  amendments  of  this  MOU  shall  be  binding  unless  it  is  in writing and signed by all parties.

R.   Validity  of  MOU:  Notwithstanding  the  foregoing,  this  MOU  shall  expire  on May  15, 2012  unless extended in writing by mutual agreement of the parties.

S.   The  parties  agree  that  this  MOU  is  not  the  definitive  agreement  between  the  parties.  The  terms  and conditions  that  will  be  included  in  the  definitive  agreement  include,  but  are  not  limited  to:  (1)

Responsibilities  for  marketing,  sales,  warranty  work  and  ongoing  maintenance  of  the  final  product;

(2)  Right  to  license  the  developed  technology;  (3)  A  definitive  confidentiality  agreement;  (4)

Indemnifications;  (5)  Warranties;  (6)  Project  management  and  a  project  plan;  (7)  Branding  of  final product and developed technology; and (8) Control of litigation and costs relating to either to protect developed technology or defend infringement claims.

(This Section Left Intentionally Blank)

___________________________________________________________________________________________________

* Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

EclipseIR
Memorandum of Understanding
Lightwave SensorTech LLC
Page 3 of 3

We, the undersigned have read and agree with this MOU and it execution as of the effective date listed above. Further, we have reviewed the proposed project and approve it.

Eclipse Identity Recognition Corporation ("EIRC")

Authorized Name: Stephen Miller
President & CEO

Signature: Stephen L. Miller

Date: 3/6/2012

Email: [illegible]
Address: 15732 Los Gatos Blvd, PMB 525
Los Gatos, CA. 95032 2504
United States

Contact Number: 408 916-1480

Fax Number: 408-317 1717

Lightwave SensorTech LLC ("LWT")

Authorized Name: Gary Shubinsky
President & CTO

Signature: Gary D. [illegible]

Date: March 6, 2012

Email: [illegible]
Address: P.O. Box 7195
Buffalo Grove, IL 60089-7195
United States

Contact Number: (W): 847 [illegible] 2117
(C): 847-[illegible]

Fax Number: 888-868-8094